EXHIBIT 21

Subsidiaries of MGM MIRAGE

MGM Grand Resorts, LLC
a Nevada limited liability company
MGM Grand Hotel, LLC (1)
a Nevada limited liability company
dba MGM Grand Hotel & Casino
MGM Grand Condominiums (2)
a Nevada corporation
Grand Laundry, Inc. (2)
a Nevada corporation
Destron, Inc.
a Nevada corporation
MGM MIRAGE International (3)
a Nevada corporation
MGM Grand Diamond, Inc.
a Nevada corporation
MGM Grand Australia Pty Ltd (4)
an Australia corporation
Diamond Darwin Pty Ltd (5)
an Australia corporation
Diamond Leisure Pty Ltd (6)
an Australia corporation
dba MGM Grand Australia
Fernbank Pty Ltd (6)
an Australia corporation
Territory Property Trust (7)
an Australia corporation
MGM Grand Atlantic City, Inc.
a New Jersey corporation
MGM MIRAGE Development, Inc.
a Nevada corporation
MGM MIRAGE UK Holding Company, Inc. (8)
a Nevada corporation
MGM MIRAGE Development, Ltd. (9)
a United Kingdom corporation
MGM Grand Detroit, Inc. (1)
a Delaware corporation
MGM Grand Detroit, LLC (10)
a Delaware limited liability company
dba MGM Grand Detroit
MGM Grand Detroit II, LLC (11)
a Delaware limited liability company
MGM Grand New York, LLC (1)
a Nevada limited liability company
New PRMA Las Vegas, Inc. (1)
a Nevada corporation
PRMA, LLC
a Nevada limited liability company
dba Buffalo Bill’s Resort & Casino, Primm Valley Resort & Casino and
Whiskey Pete’s Hotel & Casino
PRMA Land Development Company (12)
a Nevada corporation
New York-New York Hotel & Casino, LLC (13)
a Nevada limited liability company
dba New York-New York Hotel & Casino
The Primadonna Company, LLC (14)
a Nevada limited liability company
MGM MIRAGE Operations, Inc.
a Nevada corporation
MGM MIRAGE Macao, LLC
a Nevada limited liability company

MGM MIRAGE Online, LLC
a Nevada limited liability company
MGM MIRAGE Online Holdings Guernsey, Limited (15)
a Guernsey corporation
MGM MIRAGE Online Isle of Man, Ltd. (15)
a Isle of Man corporation
MGM MIRAGE Online Isle of Man Holdings, Ltd. (15)
a Isle of Man corporation
MGM MIRAGE Online Services United Kingdom, Ltd. (15)
a United Kingdom corporation
MGM MIRAGE Online United Kingdom, Ltd. (15)
a United Kingdom corporation
MGMM Insurance Company
a Vermont corporation
MGM MIRAGE Advertising, Inc.
a Nevada corporation
MGM MIRAGE Retail
a Nevada corporation
Metropolitan Marketing, LLC
a Nevada limited liability company
MMNY Land Company, Inc. (16)
a New York corporation
VidiAd
a Nevada corporation
Mirage Resorts, Incorporated
a Nevada corporation
AC Holding Corp. (17)
a Nevada corporation
AC Holding Corp. II (17)
a Nevada corporation
The April Cook Companies (17)
a Nevada corporation
MGM MIRAGE Manufacturing Corp. (17)
a Nevada corporation
Beau Rivage Resorts, Inc. (17)
a Mississippi corporation
dba Beau Rivage
Beau Rivage Distribution Corp. (18)
a Mississippi corporation
Bellagio, LLC (17)
a Nevada limited liability company
dba Bellagio
MRGS Corp. (19)
a Nevada corporation
Boardwalk Casino, Inc. (17)
a Nevada corporation
dba Boardwalk Hotel and Casino
Bungalow, Inc. (17)
a Mississippi corporation
Restaurant Ventures of Nevada, Inc. (17)
a Nevada corporation
Country Star Las Vegas, LLC (20)
a Nevada limited liability company
EGARIM, Inc. (17)
an Alabama corporation

LV Concrete Corp. (17)
a Nevada corporation
MAC, CORP. (17)
a New Jersey corporation
MGM MIRAGE Aviation Corp. (17)
a Nevada corporation
MGM MIRAGE Corporate Services (17)
a Nevada corporation
MGM MIRAGE Design Group (17)
a Nevada corporation
MGM MIRAGE International Hong Kong Limited (17)
a Nevada corporation
THE MIRAGE CASINO-HOTEL (17)
a Nevada corporation
dba The Mirage
Treasure Island Corp. (21)
a Nevada corporation
dba Treasure Island at The Mirage
MH, INC. (21)
a Nevada corporation
dba Shadow Creek
M.I.R. Travel (17)
a Nevada corporation
Mirage Laundry Services Corp. (17)
a Nevada corporation
Mirage Leasing Corp. (17)
a Nevada corporation

(1)	100% of the voting securities are owned by MGM Grand Resorts, LLC.

(2)	100% of the voting securities are owned by MGM Grand Hotel, LLC.

(3)	100% of the voting securities are owned by Destron, Inc.

(4)	50% of the voting securities are owned by MGM MIRAGE and 50% are owned by MGM Grand Diamond, Inc.

(5)	100% of the voting securities are owned by MGM Grand Australia Pty Ltd.

(6)	100% of the voting securities are owned by Diamond Darwin Pty Ltd.

(7)	82.8% of the voting securities are owned by Diamond Darwin Pty Ltd. and 17.2% are owned by MGM Grand Australia Pty Ltd.

(8)	100% of the voting securities are owned by MGM MIRAGE Development, Inc.

(9)	100% of the voting securities are owned by MGM MIRAGE UK Holding Company, Inc.

(10)	Approximately 97% of the voting securities are owned by MGM Grand Detroit, Inc. and 3% are owned by unrelated third parties.

(11)	100% of the voting securities are owned by MGM Grand Detroit, LLC.

(12)	100% of the voting securities are owned by PRMA, LLC.

(13)	50% of the voting securities are owned by MGM MIRAGE and 50% are owned by New PRMA Las Vegas, Inc.

(14)	100% of the voting securities are owned by New York-New York Hotel & Casino, LLC.

(15)	100% of the voting securities are owned by MGM MIRAGE Online, LLC.

(16)	100% of the voting securities are owned by Metropolitan Marketing, LLC.

(17)	100% of the voting securities are owned by Mirage Resorts, Incorporated.

(18)	100% of the voting securities are owned by Beau Rivage Resorts, Inc.

(19)	100% of the voting securities are owned by Bellagio, LLC.

(20)	99% of the voting securities are owned by Mirage Resorts, Incorporated and 1% are owned by Restaurant Ventures of Nevada, Inc.

(21)	100% of the voting securities are owned by THE MIRAGE CASINO-HOTEL.

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